Share-Based Compensation	6 Months Ended
Sep. 30, 2017
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Share-Based Compensation

10. Share-Based Compensation

In connection with the adoption of ASU 2016-09 on April 1, 2017, the Company changed its accounting policy to record actual forfeitures as they occur, rather than estimating forfeitures by applying a forfeiture rate. This change has been applied on a modified retrospective basis, resulting in a cumulative effect adjustment on the date of adoption, which increased accumulated deficit and additional paid-in-capital by $0.1 million.

As of September 30, 2017 the Company has four share-based compensation plans and an employee stock purchase plan. Prior to the IPO, the Company granted share-based awards under three share option plans which are the Mimecast Limited 2007 Key Employee Share Option Plan (the 2007 Plan), the Mimecast Limited 2010 EMI Share Option Scheme (the 2010 Plan), and the Mimecast Limited Approved Share Option Plan (the Approved Plan) (the 2007 Plan, the 2010 Plan and the Approved Plan, collectively, the Historical Plans). Upon the closing of the IPO, the Mimecast Limited 2015 Share Option and Incentive Plan (the 2015 Plan) and the 2015 Employee Stock Purchase Plan (the ESPP) became effective.

The fair value of each share option issued under the Company’s share-based compensation plans was estimated using the Black-Scholes option-pricing model that used the following weighted-average assumptions:

	Six months ended September 30,
	2017	2016
Expected term (in years)	6.1	6.1
Risk-free interest rate	2.1%	1.5%
Expected volatility	40.1%	41.1%
Expected dividend yield	—%	—%
Estimated grant date fair value per ordinary share	$25.23	$15.38

The weighted-average per share fair value of options granted to employees during the six months ended September 30, 2017 and 2016 was $10.58 and $6.39, respectively. As of September 30, 2017, the number of options and awards available for future grant under the 2015 Plan was 6,231,630.

Share option activity under the 2015 Plan and the Historical Plans for the six months ended September 30, 2017 was as follows:

	Number of Awards	Weighted Average Exercise Price (2)	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands) (1)
Outstanding as of March 31, 2017	8,681,261	$9.58	7.44	$111,178
Options granted	420,000	$25.23
Options exercised	(1,413,159)	$4.55
Options forfeited and cancelled	(262,919)	$17.88
Outstanding as of September 30, 2017	7,425,183	$11.17	7.33	$128,088
Exercisable as of September 30, 2017	2,495,492	$4.54	5.41	$59,588

(1)

The aggregate intrinsic value for share options outstanding and exercisable as of September 30, 2017 was calculated based on the positive difference, if any, between the closing price of our ordinary shares on the NASDAQ Global Select Market on September 30, 2017, and the exercise price of the underlying options.

(2)

Certain of the Company’s option grants have an exercise price denominated in British pounds. The weighted-average exercise price at the end of each reporting period was translated into U.S. dollars using the exchange rate at the end of the period. The weighted-average exercise price for the options granted, exercised, forfeited and expired was translated into U.S. dollars using the exchange rate at the applicable date of grant, exercise, forfeiture or expiration, as appropriate.

The total intrinsic value of options exercised was $31.4 million for the six months ended September 30, 2017. Total cash proceeds from option exercises was $6.4 million for the six months ended September 30, 2017.

As of September 30, 2017, there was approximately $26.9 million of unrecognized share-based compensation related to unvested share-based awards subject to service-based vesting conditions, which is expected to be recognized over a weighted-average period of 3.0 years.

On September 2, 2015, the Board of Directors approved the Mimecast Limited 2015 Employee Share Purchase Plan (“the ESPP”), which was approved by the shareholders on November 4, 2015, effective upon the closing of the IPO in November 2015. A total of 1.1 million shares of the Company's common stock were initially reserved for future issuance under the ESPP. This number is subject to change in the event of a share split, share dividend or other change in capitalization. The first authorized six-month offering period under the ESPP commenced on July 1, 2017. The ESPP may be terminated or amended by the Board of Directors at any time. An amendment that increases the number of ordinary shares authorized under the ESPP and certain other amendments require the approval of the shareholders.

As of September 30, 2017, there were 1.1 million shares of the Company's common stock available for future issuance under the ESPP. The fair value of each share option issued under the Company’s ESPP plan was estimated using the Black-Scholes option-pricing model that used the following weighted-average assumptions:

Three months ended September 30,
2017
Expected Life (in years)	0.5
Volatility	30.7%
Risk-free interest rate	1.13%
Dividend yield	—%

In April 2017, the Company granted restricted share units (RSUs) to one of its independent directors in the amount of 9,259 which vest over three years on an annual basis. In August 2017, the Company granted restricted share units (RSUs) to two of its directors in the amount of 5,426 each, which cliff vest over a one-year period. RSU activity under the 2015 Plan for the six months ended September 30, 2017 was as follows:

	Number of Shares	Weighted Average Grant Date Fair Value	Intrinsic Value
Unvested restricted share units as of March 31, 2017	28,086	$15.63	$629
Restricted share units granted	20,111	$24.86	500
Restricted share units vested	(4,164)	$10.00	109
Restricted share units canceled	—	$—	—
Unvested restricted share units as of September 30, 2017	44,033	$20.38	$1,251

As of September 30, 2017, there was approximately $0.5 million of unrecognized share-based compensation expense related to unvested RSUs, which is expected to be recognized over a weighted-average period of 1.40 years.

Share-based compensation expense recognized under the 2015 Plan and the Historical Plans in the accompanying consolidated statements of operations was as follows:

	Three months ended September 30,		Six months ended September 30,
	2017	2016	2017	2016
Cost of revenue	$236	$301	$442	$471
Research and development	601	361	1,283	733
Sales and marketing	1,122	1,133	2,070	2,106
General and administrative	951	470	1,761	998
Total share-based compensation expense	$2,910	$2,265	$5,556	$4,308

In certain situations, the Board has approved modifications to employee share option agreements, including the removal of exercise restrictions for share options for which the service based vesting has been satisfied which resulted in additional share-based compensation expense. The total modification expense included in the table above for the three months ended September 30, 2017 and 2016 was $0.1 million and $0.6 million, respectively. The total modification expense included in the table above for the six months ended September 30, 2017 and 2016 was $0.4 million and $0.7 million, respectively.